                                                                    EXHIBIT 21.1

                          SUBSIDIARIES OF THE COMPANY

NAME                                                      STRUCTURE                                JURISDICTION
                                                                                                       OF
                                                                                                  INCORPORATION
Astro, Hobby, West Mt., Renal Care Ltd. Partnership           Limited Partnership                         DE
Bay Area Dialysis Partnership                                 Partnership                                 CA
Beverly Hills Dialysis Partnership                            Partnership                                 CA
Burbank Dialysis Partnership                                  Partnership                                 CA
Capital Dialysis Partnership                                  Partnership                                 CA
Carroll County Dialysis Facility, Inc.                        Corporation                                 MD
Carroll County Dialysis Facility Limited Partnership          Partnership                                 MD
Continental Dialysis Center, Inc.                             Corporation                                 VA
Continental Dialysis Center of Springfield-Fairfax, Inc.      Corporation                                 VA
Crescent City Dialysis Partnership                            Partnership                                 LA
Crystal River Dialysis, L.L.C.                                Limited Liability Company                   FL
Dialysis Specialists of Dallas, Inc.                          Corporation                                 TX
Dialysis Treatment Centers of Macon, L.L.C.                   Limited Liability Company                   GA
East End Dialysis Center, Inc.                                Corporation                                 VA
Eastmont Partnership                                          Partnership                                 CA
Eaton Canyon Dialysis Partnership                             Partnership                                 CA
Elberton Dialysis Center, Inc.                                Corporation                                 GA
Flamingo Park Kidney Center, Inc.                             Corporation                                 FL
Garey Dialysis Center Partnership                             Partnership                                 CA
Guam Renal Care Partnership                                   Partnership                                 GU
Houston Kidney Center/Total Renal Care Integrated             Partnership                                 DE
Service Network Limited Partnership
Hutchinson Dialysis, L.L.C.                                   Limited Liability Company                   KS
Kenner Regional Dialysis Partnership                          Partnership                                 LA
Lincoln Park Dialysis Services, Inc.                          Corporation                                 IL
Los Angeles Dialysis Center                                   Partnership                                 CA
Mason-Dixon Dialysis Facilities, Inc.                         Corporation                                 MD
MD Investments, L.L.C.                                        Partnership                                 VA
Moncrief Dialysis Center/Total Renal Care, LP                 Partnership                                 DE
Open Access Sonography, Inc.                                  Corporation                                 FL
Pacific Coast Dialysis Center                                 Partnership                                 CA
Pacific Dialysis Partnership                                  Partnership                                 GU
Peninsula Dialysis Center, Inc.                               Corporation                                 VA
Total Renal Care/Peralta Renal Center                         Partnership                                 CA
Total Renal Care/Piedmont Dialysis Center                     Partnership                                 CA
Renal Diagnostic Laboratories, Inc.                           Corporation                                 DE
Renal Treatment Centers, Inc.                                 Corporation                                 DE
Renal Treatment Centers - California                          Corporation                                 DE
Renal Treatment Centers - Hawaii, Inc.                        Corporation                                 DE
Renal Treatment Centers - Illinois, Inc.                      Corporation                                 DE

                          SUBSIDIARIES OF THE COMPANY

NAME                                                      STRUCTURE                                JURISDICTION
                                                                                                       OF
                                                                                                  INCORPORATION
Renal Treatment Centers - Mid-Atlantic, Inc.                  Corporation                                 DE
Renal Treatment Centers - Northeast, Inc.                     Corporation                                 DE
Renal Treatment Centers - Southeast, Inc.                     Corporation                                 DE
Renal Treatment Centers - West, Inc.                          Corporation                                 DE
Rogosin Institute - TRC, L.P.                                 Limited Partnership                         NY
RTC Holdings, Inc.                                            Corporation                                 DE
RTC - Texas Acquisition, Inc.                                 Corporation                                 TX
RTC TN, Inc.                                                  Corporation                                 DE
San Gabriel Valley Partnership                                Partnership                                 CA
Sunrise Dialysis Partnership                                  Partnership                                 CA
Timpanogus, L.L.C.                                            Limited Liability Company                   DE
Total Acute Kidney Care, Inc.                                 Corporation                                 FL
Total Renal Care, Inc.                                        Corporation                                 CA
Total Renal Care of Colorado, Inc.                            Corporation                                 CO
Total Renal Care Hollywood Partnership                        Partnership                                 CA
Total Renal Care North Carolina, L.L.C.                       Limited Liability Company                   DE
Total Renal Care Puerto Rico, Inc.                            Corporation                                 PR
Total Renal Care of Utah, L.L.C.                              Limited  Liability Company                  DE
Total Renal Care Texas Limited Partnership                    Limited Partnership                         DE
Total Renal Laboratories, Inc.                                Corporation                                 FL
Total Renal Research, Inc.                                    Corporation                                 DE
Total Renal Support Services, Inc.                            Corporation                                 DE
Total Renal Support Services of North Carolina, L.L.C.        Limited Liability Company                   DE
TRC Dyker Heights, L.P.                                       Limited Partnership                         NY
TRC El Paso Limited Partnership                               Partnership                                 DE
TRC Four Corners Dialysis Clinics, L.L.C.                     Partnership                                 NM
TRC - Georgetown Regional Dialysis L.L.C.                     Limited Liability Company                   DC
TRC - Indiana L.L.C.                                          Limited Liability Company                   IN
TRC of New York, Inc.                                         Corporation                                 NY
TRC - Petersburg, L.L.C.                                      Limited Liability Company                   DE
TRC West, Inc.                                                Corporation                                 DE
Tri-City Dialysis Center, Inc.                                Corporation                                 VA
University Park Dialysis Partnership                          Partnership                                 CA
Wilshire Dialysis Partnership                                 Partnership                                 CA

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